UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2005

KLA-TENCOR CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-09992	04-2564110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
160 Rio Robles
San Jose, California
95134 (Address of principal executive offices, including zip code)
(408) 875-3000 (Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT 10.01

Item 8.01  Other Events
The Board of Directors of KLA-Tencor Corporation (the “Company”) has declared a quarterly cash dividend of 12 cents per share, payable on September 1, 2005 to stockholders of record on August 15, 2005.
Item 9.01.  Financial Statements and Exhibits
(c) Exhibits.

Exhibit
No.	Description
10.01	Press Release dated August 4, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLA-TENCOR CORPORATION
By:	/s/ John H. Kispert
JOHN H. KISPERT
EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Date: August 4, 2005

EXHIBIT INDEX

Exhibit
No.	Description
10.01	Press Release dated August 4, 2005